EXHIBIT 32.2
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Maximus, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Mutryn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	/s/ David W. Mutryn	May 4, 2023
By:	David W. Mutryn
Chief Financial Officer
(Principal Financial Officer)